March 4, 2004

RE:  BINDING LETTER AGREEMENT, MOSS MINE PROPERTY, MOHAVE COUNTY, ARIZONA.

The following general terms and conditions for the agreement between MinQuest, Inc. and Patriot Gold Corp. embody the essence of verbal agreements between MinQuest, Inc. and Patriot Gold Corp. on the Moss Mine property, Mojave County, Arizona, (the "Property).


Form of Agreement                           Mining Lease/purchase

Term                                20 years with  automatic  extensions
                                    so  long  as  Patriot   Gold  holds  all  or
                                    portions of the "Property".

Production Royalties                A 3% Net Smelter Return on  any  and all
                                    production  derived from  unpatented  mining
                                    claims listed under "Property" and on public
                                    lands  within  1  mile  of  MinQuest,  Inc's
                                    outside   perimeter  of  the  present  claim
                                    boundary. A 1.0% NSR on patented claims with
                                    no other royalty within the Property. A 0.5%
                                    overriding   Net   Smelter   Return  on  all
                                    production  within the Property derived from
                                    patented    claims   with   other    royalty
                                    interests.

One time payment                    Upon Execution               US$50,000.00
                                    Reimbursement Filing Fees    US$150.00/claim

Property                            Patriot   Gold  will   purchase   62
                                    unpatented  lode claims,  specifically  Moss
                                    11-33, 33F, 34-39, 39F, 40-47, 47F and 48-70
                                    held by MinQuest. These claims are located in Sections 19, 20, 29 and 30, T20N, R20W and Sections 24 and 25, T20N, R21W. Patented claims that the royalty applies to include, but are not limited to Key No. 1 and 2, Moss Millsite, Divide, Keystone Wedge, and the 2 California Moss claims.

Performance Requirements            Patriot shall engage MinQuest Inc.to perform
                                    any   and  all   exploration   work  on  the
                                    "Property".  Federal and state  mining claim
                                    maintenance  fees  will be paid for any year
                                    in which this  agreement  is  maintained  in
                                    good  standing  after  July  1.  Any and all
                                    property  positions  within  the  "Property"
                                    shall be offered  to  MinQuest  Inc.  before
                                    relinquishment    to   patent    owners   or
                                    relinquished back to the government.

LETTER AGREEMENT, MOSS MINE PROPERTY
PAGE 2 OF 2
MARCH 5,2004

Reclamation                         Patriot    Gold    shall     perform
                                    reclamation work on the Property as required
                                    by  Federal,   State,  and  Local  laws  for
                                    disturbances resulting from it's activities on the Property.

Assignment                          Freely  by  either  party so long as
                                    Assignee accepts terms and conditions of the Lease in writing.

Interest Area                       One  mile  from the  outside  perimeter  of
                                    the MinQuest, Inc. claim boundaries.


If the above terms and conditions are consistent with your understanding, please acknowledge by signing in the space provided below and return one copy. This will serve as a binding agreement between MinQuest, Inc. and Patriot Gold until such time as a formal and comprehensive agreement, incorporating these general terms, can be prepared.



Agreed and accepted to this 5th day of March, 2004.




By: __/s/ Richard Kern__________________ (MinQuest, Inc.)
      ----------------



By: __/s/ Ron Blomkamp_________________ (Patriot Gold Corp.)
      ----------------